Exhibit 10.19

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE	JANUARY 1, 2009

ATTACHMENT

ADDENDUM REGARDING 01 JANUARY 2009 LICENSE RENEWAL

AMENDMENT

The renewed MPEG-4 Visual Patent Portfolio License, effective January 1, 2009, is amended pursuant to Section 6.1 as follows:

For the period commencing January 1, 2009 and ending December 31, 2009, the maximum royalty payable in:

•	Section 3.1.1(ii) shall be $1,100,000;

•	Section 3.1.2(ii) shall be $1,100,000;

•	Sections 3.1.3, 3.l.4, 3.1.5 and 3.1.6 shall be $3,300,000; and

•	Section 3.1.7(a) or (b) shall be $3,300,000 ($6,600,000 if both options (a) and (b) are elected).

For the period commencing January 1, 2010 and ending December 31, 2010, the maximum royalty payable in:

•	Section 3.1.1(ii) shall be $1,200,000;

•	Section 3.1.2(ii) shall be $1,200,000;

•	Sections 3.l.3, 3.1.4, 3.1.5 and 3.1.6 shall be $3,600,000; and

•	Section 3.1.7(a) or (b) shall be $3,600,000 ($7,200,000 if both options (a) and (b) are elected).

For the period commencing January 1, 2011 through the term of the License ending December 31, 2013, the maximum royalty payable per year in:

•	Section 3.1.1(ii) shall be $1,250,000;

•	Section 3.1.2(ii) shall be $1,250,000;

•	Sections 3.l.3, 3.1.4, 3.1.5 and 3.1.6 shall be $3,750,000; and

•	Section 3.1.7(a) or (b) shall be $3,750,000 ($7,500,000 if both options (a) and (b) are elected).